UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
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Date of Report (Date of earliest event reported): September 29, 2020

CVR PARTNERS, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35120	56-2677689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)
2277 Plaza Drive, Suite 500
Sugar Land, Texas 77479
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common units representing limited partner interests	UAN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 29, 2020, CVR Partners, LP, CVR Nitrogen, LP, East Dubuque Nitrogen Fertilizers, LLC, CVR Nitrogen Holdings, LLC, Coffeyville Resources Nitrogen Fertilizers, LLC, CVR Nitrogen GP, LLC and CVR Nitrogen Finance Corporation (collectively, the “Credit Parties”) entered into Amendment No. 1 to ABL Credit Agreement (the “ABL Amendment”) with the Lenders referenced below and UBS AG, Stamford Branch (“UBS”), as administrative agent and collateral agent. The ABL Amendment amends that certain ABL Credit Agreement, dated as of September 30, 2016, among the Credit Parties, the lenders party thereto (the “Lenders”) and UBS, as administrative agent and collateral agent.

The ABL Amendment, among other things:
•extends the termination date thereof to September 30, 2022;
•decreases the aggregate commitments available thereunder to $35,000,000;
•increases the applicable margin by 0.50%, the commitment fee to 0.50% and the LIBOR floor to 0.50%;
•amends the borrowing base calculation by removing the unrestricted cash and cash equivalent component thereof and increasing the advance rate for certain eligible inventory thereunder to 75%; and
•incorporates fallback language to address the phase-out of LIBOR.

The ABL Amendment is effective as of September 29, 2020. The foregoing description is qualified in its entirety by reference to the full text of the ABL Amendment, attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description

10.1
Amendment No. 1 to ABL Credit Agreement, dated as of September 29, 2020, among CVR Partners, LP, CVR Nitrogen, LP, East Dubuque Nitrogen Fertilizers, LLC, CVR Nitrogen Holdings, LLC, Coffeyville Resources Nitrogen Fertilizers, LLC, CVR Nitrogen GP, LLC and CVR Nitrogen Finance Corporation, the lenders party thereto and UBS AG, Stamford Branch, as administrative agent and collateral agent.

104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2020

CVR Partners, LP
By: CVR GP, LLC, its general partner

By:	/s/ Tracy D. Jackson
Tracy D. Jackson
Executive Vice President and Chief Financial Officer